SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 1, 2004

(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	95-2557091
(State of Incorporation)	(I.R.S. Employer Identification No.)

3820 State Street Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                         OTHER EVENTS.

On September 1, 2004, Tenet Healthcare Corporation issued a press release announcing that it is cooperating with a subpoena for documents it has received from the U.S. Attorney’s office in San Francisco concerning medical directorships entered into since January 1, 2000 at Tenet’s San Ramon Regional Medical Center in Northern California, as well as a small number of physician relocation agreements at that hospital.  The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ Stephen D. Farber
Stephen D. Farber
Chief Financial Officer

Date: September 1, 2004

EXHIBIT INDEX

99.1                           Press Release issued on September 1, 2004